UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2004

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of October 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-20)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-115858 (Commission File Number)	74-2440850 (IRS Employer Identification No.)
745 Seventh Avenue, 7th Floor, New York, NY (Address of principal executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code 212-526-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-20, which was made on November 26, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for the distribution on November 26, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 1, 2004
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Christine Paidosh 714.259.6207
christine.paidosh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Other Related Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Modified Loan Detail
Realized Loss Detail
Historical REO Report
Page 2-5

Page 7-8

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
SASC0420
SASC0420_200411_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
29-Oct-04
26-Nov-04
25-Nov-34
Parties to The Transaction
Depositor: Structured Asset Securities Corporation
Underwriter: Lehman Brothers Inc.
Master Servicer: Aurora Loan Services, Inc.
Rating Agency: Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.alservices.com
www.etrustee.net

23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.006618%
2.180000%
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-20
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
REMIC III
Statement Date:
ABN AMRO Acct: 722144.1
1000.000000000
0.999503600
0.000000000
999.000496400
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BH20
1-A1
25,000,000.00
25,000,000.00
24,987.59
0.00
24,975,012.41
109,375.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BH38
1-A2
1,822,000.00
1,822,000.00
0.00
0.00
1,822,000.00
7,971.25
1000.000000000
1.420388046
0.000000000
998.579611954
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BH46
1-A3
68,832,000.00
68,832,000.00
97,768.15
0.00
68,734,231.85
301,140.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BH53
1-A4
19,082,000.00
19,082,000.00
0.00
0.00
19,082,000.00
83,483.75
1000.000000000
0.000000000
0.000000000
1004.375000000
0.000000000
Fixed
13,081.25
0.00
0.000000000
5.25000000%
4.375000000
86359BH61
1-A5
2,990,000.00
2,990,000.00
0.00
0.00
3,003,081.25
0.00
1000.000000000
12.425379371
0.000000000
987.574620629
4.583333384
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
86359BH79
2-A1
66,149,000.00
66,149,000.00
821,926.42
0.00
65,327,073.58
303,182.92
1000.000000000
5.146831074
0.000000000
994.853168926
4.791666647
Fixed
0.00
0.00
0.000000000
5.75000000%
0.000000000
86359BH87
3-A1
85,783,000.00
85,783,000.00
441,510.61
0.00
85,341,489.39
411,043.54
1000.000000000
13.569739904
0.000000000
986.430260096
5.000000000
Fixed
0.00
0.00
0.000000000
6.00000000%
0.000000000
86359BH95
4-A1
116,803,000.00
116,803,000.00
1,584,986.33
0.00
115,218,013.67
584,015.00
1000.000000000
5.720000925
0.000000000
994.279999075
5.208333333
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
86359BJ28
5-A1
32,442,000.00
32,442,000.00
185,568.27
0.00
32,256,431.73
168,968.75
1000.000000000
5.720001200
0.000000000
994.279998800
5.208333200
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
86359BJ36
5-A2
25,000,000.00
25,000,000.00
143,000.03
0.00
24,856,999.97
130,208.33
1000.000000000
5.720000000
0.000000000
994.280000000
5.208334975
Fixed
0.00
0.00
0.000000000
6.25000000%
0.000000000
86359BJ44
5-A3
1,015,000.00
1,015,000.00
5,805.80
0.00
1,009,194.20
5,286.46
1000.000000000
7.933856198
0.000000000
992.066143802
4.166666667
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
86359BJ51
6-A1
17,691,000.00
17,691,000.00
140,357.85
0.00
17,550,642.15
73,712.50
1000.000000000
6.202091067
0.000000000
993.797908933
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BJ69
7-A1
34,590,000.00
34,590,000.00
214,530.33
0.00
34,375,469.67
151,331.25
1000.000000000
17.788632800
0.000000000
982.211367200
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BJ77
8-A1
100,000,000.00
100,000,000.00
1,778,863.28
0.00
98,221,136.72
437,500.00
1000.000000000
0.000000000
0.000000000
1000.000000000
4.375000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BJ85
8-A2
5,906,000.00
5,906,000.00
0.00
0.00
5,906,000.00
25,838.75
1000.000000000
16.796624187
0.000000000
983.203375813
4.166666615
Fixed
0.00
0.00
0.000000000
5.00000000%
0.000000000
86359BJ93
8-A3
64,109,000.00
64,109,000.00
1,076,814.78
0.00
63,032,185.22
267,120.83
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.006618%
2.180000%
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-20
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
REMIC III
Statement Date:
ABN AMRO Acct: 722144.1
1000.000000000
16.796624173
0.000000000
983.203375827
1.833333391
2.580000000%
0.00
0.00
0.000000000
2.20000000%
0.000000000
86359BK26
8-A4
57,734,000.00
57,734,000.00
969,736.30
0.00
56,764,263.70
105,845.67
1000.000000000
0.000000000
0.000000000
983.203375827
4.416666609
4.920000000%
0.00
0.00
0.000000000
5.30000000%
0.000000000
N
86359BK34
8-A5
57,734,000.00
57,734,000.00
0.00
0.00
56,764,263.70
254,991.83
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791667012
Fixed
0.00
0.00
0.000000000
5.75000000%
0.000000000
86359BK42
8-A6
9,664,000.00
9,664,000.00
0.00
0.00
9,664,000.00
46,306.67
1000.000000000
0.000000000
0.000000000
1000.000000000
4.791666781
Fixed
0.00
0.00
0.000000000
5.75000000%
0.000000000
86359BK59
8-A7
29,044,000.00
29,044,000.00
0.00
0.00
29,044,000.00
139,169.17
1000.000000000
0.934506128
0.000000000
999.065493872
0.000000000
N/A
0.00
0.00
0.000000000
0.00000000%
0.000000000
86359BK67
AP
2,739,554.00
2,739,554.00
2,560.13
0.00
2,736,993.87
0.00
1000.000000000
0.000000000
0.000000000
976.921951264
4.583334068
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BK75
AX(1,8)
5,669,842.00
5,669,842.00
0.00
0.00
5,538,993.11
25,986.78
1000.000000000
0.000000000
0.000000000
987.644971391
4.583332174
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BK83
AX(2-7)
3,234,483.00
3,234,483.00
0.00
0.00
3,194,520.87
14,824.71
1000.000000000
0.000000000
0.000000000
999.259903410
4.583333687
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BK91
PAX(1,8)
2,355,098.00
2,355,098.00
0.00
0.00
2,353,355.00
10,794.20
1000.000000000
0.000000000
0.000000000
999.090705315
4.583330665
Fixed
0.00
0.00
0.000000000
5.50000000%
0.000000000
N
86359BL25
PAX(2-7)
1,561,430.00
1,561,430.00
0.00
0.00
1,560,010.20
7,156.55
1000.000000000
0.324718133
0.000000000
999.675281867
4.739421001
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BL35
B1
18,342,000.00
18,342,000.00
5,955.98
0.00
18,336,044.02
86,930.46
1000.000000000
0.324718913
0.000000000
999.675281087
4.739421108
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BL41
B2
4,785,000.00
4,785,000.00
1,553.78
0.00
4,783,446.22
22,678.13
1000.000000000
0.324718739
0.000000000
999.675281261
4.739419563
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BL58
B3
2,791,000.00
2,791,000.00
906.29
0.00
2,790,093.71
13,227.72
1000.000000000
0.324719900
0.000000000
999.675280100
4.739423077
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BG70/U85985SU1
B4
2,392,000.00
2,392,000.00
776.73
0.00
2,391,223.27
11,336.70
1000.000000000
0.324721003
0.000000000
999.675278997
4.739423197
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BG88/U85985SV9
B5
1,595,000.00
1,595,000.00
517.93
0.00
1,594,482.07
7,559.38
1000.000000000
0.324716642
0.000000000
999.675283358
4.739424044
5.687343151%
0.00
0.00
0.000000000
5.68730547%
0.000000000
86359BG96/U85985SW7
B6
1,202,279.00
1,202,279.00
390.40
0.00
1,201,888.60
5,698.11
1000.000000000
1000.000000000
0.000000000
0.000000000
4.400000000
Fixed
0.00
0.00
0.000000000
5.25000000%
0.000000000
86359BL66
R
100.00
100.00
100.00
0.00
0.00
0.44
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.006618%
2.180000%
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-20
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
REMIC III
Statement Date:
ABN AMRO Acct: 722144.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS827
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS828
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
13,081.25
0.00
797,502,933.00
797,502,933.00
11,311,301.83
Total
790,017,397.27
7,498,616.98
0.00
3,812,684.85
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
6.006618%
2.180000%
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Structured Asset Securities Corporation
Mortgage Pass-Through Certificates
Series 2004-20
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
355
Grantor Trust
Statement Date:
ABN AMRO Acct: 722144.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
7,600.00
0.000000000
N/A
0.000000000
9ABSS861
P
0.00
0.00
0.00
0.00
0.00
7,600.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSS862
E
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
7,600.00
0.00
0.00
7,600.00
Total
0.00
0.00
0.00
7,600.00
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
742,535.44
0.00
)
(8,342.54
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
3,848,112.88
Unscheduled Interest:
Prepayment Penalties
7,600.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
7,600.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
3,833,366.31
0.00
0.00
0.00
0.00
0.00
65,955.81
193,389.78
259,345.59
323,399.15
6,902,790.54
0.00
0.00
0.00
7,226,189.69
7,485,535.28
11,318,901.59
11,318,901.59
797,502,933.37
2,582
259,345.59
7,226,189.69
20
0.00
0.00
0
0.00
0
790,017,398.09
2,562
0.00
0.00
193,389.78
3,113,919.99
193,389.78
3,113,919.99
30,689.11
0.00
)
(8,342.54
135,457.33
157,803.90
8,342.54
0.00
0.00
0.00
8,342.54
8,342.54
0.00
)
(22,346.57
3,833,366.31
Interest Not Advanced (
Current Period
)
0.00
3,113,919.99
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
1-A1
30
109,375.00
109,375.00
109,375.00
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A2
30
7,971.25
7,971.25
7,971.25
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A3
30
301,140.00
301,140.00
301,140.00
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1-A4
30
83,483.75
83,483.75
83,483.75
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
13,081.25
0.00
1-A5
30
13,081.25
0.00
0.00
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
2-A1
30
303,182.92
303,182.92
303,182.92
0.00
3.90%
3.94%
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
3-A1
30
411,043.54
411,043.54
411,043.54
0.00
3.90%
3.94%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4-A1
30
584,015.00
584,015.00
584,015.00
0.00
3.90%
3.94%
30/360
6.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5-A1
30
168,968.75
168,968.75
168,968.75
0.00
3.90%
3.94%
30/360
6.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5-A2
30
130,208.33
130,208.33
130,208.33
0.00
3.90%
3.94%
30/360
6.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
5-A3
30
5,286.46
5,286.46
5,286.46
0.00
3.90%
3.94%
30/360
6.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6-A1
30
73,712.50
73,712.50
73,712.50
0.00
3.90%
3.94%
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
7-A1
30
151,331.25
151,331.25
151,331.25
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A1
30
437,500.00
437,500.00
437,500.00
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A2
30
25,838.75
25,838.75
25,838.75
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A3
30
267,120.83
267,120.83
267,120.83
0.00
3.90%
3.94%
30/360
5.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A4
30
105,845.67
105,845.67
105,845.67
0.00
3.90%
3.94%
30/360
2.200000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A5
30
254,991.83
254,991.83
254,991.83
0.00
NA
NA
30/360
5.300000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A6
30
46,306.67
46,306.67
46,306.67
0.00
3.90%
3.94%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
8-A7
30
139,169.17
139,169.17
139,169.17
0.00
3.90%
3.94%
30/360
5.750000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AP
30
0.00
0.00
0.00
0.00
3.90%
3.94%
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AX(1,8)
30
25,986.78
25,986.78
25,986.78
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
AX(2-7)
30
14,824.71
14,824.71
14,824.71
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PAX(1,8)
30
10,794.20
10,794.20
10,794.20
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
PAX(2-7)
30
7,156.55
7,156.55
7,156.55
0.00
NA
NA
30/360
5.500000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B1
30
86,930.46
86,930.46
86,930.46
0.00
1.60%
1.62%
30/360
5.687305470%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B2
30
22,678.13
22,678.13
22,678.13
0.00
1.00%
1.01%
30/360
5.687305470%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B3
30
13,227.72
13,227.72
13,227.72
0.00
0.65%
0.66%
30/360
5.687305470%
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Securities Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
B4
30
11,336.70
11,336.70
11,336.70
0.00
0.35%
0.35%
30/360
5.687305470%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B5
30
7,559.38
7,559.38
7,559.38
0.00
0.15%
0.15%
30/360
5.687305470%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B6
30
5,698.11
5,698.11
5,698.11
0.00
0.00%
0.00%
30/360
5.687305470%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
R
30
0.44
0.44
0.44
0.00
3.90%
3.94%
30/360
5.250000000%
0.00
0.00
0.00
0.00
7,600.00
0.00
0.00
0.00
P
30
0.00
7,600.00
7,600.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
13,081.25
0.00
7,600.00
0.00
3,825,766.10
3,820,284.85
3,820,284.85
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Statement Date:
Other Related Information
Special Hazard Coverage
Beginning
Balance
Current
Reduction
Ending
Balance
Beginning
Balance
Current
Reduction
Beginning
Balance
Current
Reduction
Ending
Balance
Fraud Loss Coverage
Bankruptcy Loss Coverage
Ending
Balance
Number of Payoffs:
Aggregate Payoff Amounts:
Number of Curtailments:
Aggregate Curtailment Amounts:
Number of Loans in Foreclosure:
Book Value of Loans in Foreclosure:
Prior Realized Losses Allocated to the Certificates:
Current Realized Losses Allocated to the Certificates:
Cumulative Realized Losses Allocated to the Certificates since Cutoff:
Total
7,975,030.00
7,975,030.00
0.00
7,975,030.00
7,975,030.00
0.00
100,000.00
100,000.00
0.00
20
6,902,790.54
746
0
0.00
0.00
323,399.15
0.00
0.00

23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722144.1
0.08%
0.11%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
26-Nov-04
2
875,597
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722144.1
Series 2004-20
26-Nov-04
2,562
99.23%
790,017,398
99.06%
0.77%
0.87%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
355
355
6.01%
5.76%
1
7,600
20
6,902,791
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
ABN AMRO Acct: 722144.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Securities Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
26-Nov-04
26-Nov-04
N/A
27-Dec-04
29-Oct-04
Mortgage Pass-Through Certificates
Series 2004-20
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722144.1
23-Nov-2004 - 12:03 (S827-S865) (c) 2004 LaSalle Bank N.A.